UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 28, 2026

United Acquisition Corp. I
(Exact name of registrant as specified in its charter)

Cayman Islands	001-43084	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7100 W. Camino Real, Suite 302-48 Boca Raton, Florida	33433
(Address of principal executive offices)	(Zip Code)

(212) 847-3248
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-quarter of one redeemable warrant	UACU	NYSE American LLC
Class A ordinary shares, par value $0.0001 per share	UAC	NYSE American LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	UACW	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 28, 2026, the registration statement on Form S-1 (File No. 333-291904) (the “Registration Statement”) relating to the initial public offering (the “Offering”) of United Acquisition Corp. I, a Cayman Islands exempted company (the “Company”), was declared effective by the U.S. Securities and Exchange Commission.

On January 30, 2026, the Company consummated the Offering of 10,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Shares”), and one-quarter of one redeemable warrant (each, a “Warrant”), each whole Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share, subject to adjustment. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $100,000,000.

In connection with the Offering, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated January 28, 2026, between the Company and Lucid Capital Markets, LLC, as representative of the underwriters named therein (the “Representative”), a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference;

●	A Warrant Agreement, dated January 28, 2026, between the Company and Continental Stock Transfer and Trust Company (“Continental”), as warrant agent, a copy of which is filed as Exhibit 4.1 to this Report and incorporated herein by reference;

●	An Insider Letter Agreement, dated January 28, 2025, among the Company, its directors and officers and United Acquisition SPAC LLC (the “Sponsor”), a copy of which is filed as Exhibit 10.1 to this Report and incorporated herein by reference;

●	An Investment Management Trust Agreement, dated January 28, 2026, between the Company and Continental, as trustee, a copy of which is filed as Exhibit 10.2 to this Report and incorporated herein by reference;

●	A Registration Rights Agreement, dated January 28, 2026, among the Company and certain security holders, a copy of which is filed as Exhibit 10.3 to this Report and incorporated herein by reference;

●	A Private Placement Securities Purchase Agreement, dated January 28, 2026, between the Company and the Sponsor, a copy of which is filed as Exhibit 10.4 to this Report and incorporated herein by reference;

●	A Private Placement Unit Purchase Agreement, dated January 28, 2026, between the Company and the Representative and Chardan Capital Markets, LLC (together with the Representative, the “Underwriters”), a copy of which is filed as Exhibit 10.5 to this Report and incorporated herein by reference;

●	An Administrative Services Agreement, dated January 28, 2026, between the Company and Globis Capital Management, LP, a copy of which is filed as Exhibit 10.6 to this Report and incorporated herein by reference; and

●	Indemnity Agreements, each dated January 28, 2026, between the Company and each director and executive officer of the Company (the “Indemnity Agreements”), the form of which is filed as Exhibit 10.7 to this Report and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On January 30, 2026, simultaneously with the consummation of the Offering, the Company consummated the private placement of 175,000 units to the Sponsor and 100,000 units to the Underwriters (collectively, the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, and the Company consummated the private placement of 2,333,333 warrants to the Sponsor (the “Private Placement Warrants”) at a price of $0.75 per Private Placement Warrant, generating gross proceeds of $4,500,000 (the “Private Placement”). No underwriting discounts or commissions were paid with respect to the Private Placement; the Underwriters’ purchase of Private Placement Units and underlying Class A Ordinary Shares and Warrants was deemed underwriting compensation in connection with the Offering pursuant to FINRA Rule 5110. The Private Placement was conducted as a non-public transaction and, as a transaction by an issuer not involving a public offering, is exempt from registration under the Securities Act in reliance upon Section 4(a)(2) of the Securities Act. The Private Placement Units are identical to the Units, except as described in the Company’s prospectus. So long as they are held by the initial purchasers or their permitted transferees, the Private Placement Units (and the underlying securities) are (i) entitled to registration rights, (ii) with respect to Private Placement Units held by the Sponsor and/or its designees, subject to transfer restrictions until 30 days after the completion of the Company’s initial business combination, subject to certain limited exceptions, and (iii) with respect to the warrants included in the Private Placement Units held by the Underwriters and/or their designees, will not be exercisable more than five years from the commencement of sales in the Offering in accordance with FINRA Rule 5110(g)(8). Further, the Private Placement Warrants are identical to the Warrants, except that (i) the Private Placement Warrants may be exercised for cash or on a cashless basis, (ii) the Private Placement Warrants and the Class A Ordinary Shares issuable upon exercise thereof may be subject to certain transfer restrictions contained in the letter agreement among the Company, the Sponsor and other parties thereto, as amended from time to time, (iii) the Private Placement Warrants will not be redeemable by the Company, and (iv) the holders of the Private Placement Warrants (including Class A Ordinary Shares issuable upon exercise thereof) may be entitled to certain registration rights.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 28, 2026, the following individuals were appointed to the board of directors of the Company: John Horne, Timothy Hasara, Thomas Hicks Jr., and Johnny DeStefano. Accordingly, effective as of January 28, 2026, the Company’s board of directors is comprised of the following individuals: Paul Packer, John Horne, Timothy Hasara, Thomas Hicks Jr., and Johnny DeStefano. Additional information regarding, among other things, each individual’s background, board committee membership and compensatory arrangements is contained in the Registration Statement and is incorporated herein by reference.

On January 28, 2026, the Company entered into the Indemnity Agreements with each of Paul Packer, John Horne, Timothy Hasara, Thomas Hicks Jr., and Johnny DeStefano, which require the Company to indemnify each of them to the fullest extent permitted by applicable law and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified. The foregoing description of the Indemnity Agreements is qualified in its entirety by reference to the full text of the form of Indemnity Agreement filed as Exhibit 10.7 to this Report, which is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 28, 2026, the Company filed its amended and restated memorandum and articles of association (the “Amended Articles”) with the Registrar of Companies in the Cayman Islands. Among other things, the Amended Articles authorize the issuance of up to (i) 100,000,000 Class A Ordinary Shares, (ii) 10,000,000 Class B ordinary shares, par value $0.0001 per share, and (iii) 1,000,000 preference shares, par value $0.0001 per share. The terms of the Amended Articles are set forth in the Registration Statement and are incorporated herein by reference. The foregoing description of the Amended Articles is qualified in its entirety by reference to the full text of the Amended Articles, a copy of which is filed as Exhibit 3.1 to this Report and incorporated herein by reference.

Item 8.01. Other Events.

A total of $100,000,000, comprised of $98,500,000 of the net proceeds from the Offering and $1,500,000 of the net proceeds from the Private Placement, was placed in a trust account established for the benefit of the Company’s public shareholders (the “Trust Account”), with Continental acting as trustee. Except with respect to interest earned on the funds held in the Trust Account that may be released to the Company to fund the Company’s working capital requirements, which amount shall be the lesser of $500,000 or 5% of the annual interest earned on the Trust Account per annum, and/or to pay the Company’s taxes, other than excise taxes, if any, provided that all such permitted withdrawals can only be made (x) from interest and not from the principal held in the Trust Account and (y) only to the extent such interest is in amount sufficient to cover the permitted withdrawal amount, and the funds held in the Trust Account will not be released from the Trust Account until the earliest of: (i) the completion of the Company’s initial business combination, (ii) the redemption of the Class A Ordinary Shares underlying the Units (the “Public Shares”) if the Company is unable to complete its initial business combination by January 30, 2028, or such earlier date as the Company’s board of directors may approve, or such other time period in which the Company must complete an initial business combination pursuant to an amendment to the Amended Articles approved by a special resolution of the Company’s shareholders (collectively, the “Completion Window”), subject to applicable law, or (iii) the redemption of the Public Shares properly submitted in connection with a shareholder vote to amend the Amended Articles (a) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of the Public Shares if the Company has not consummated an initial business combination within the Completion Window or (b) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On January 28, 2026, the Company issued a press release announcing the pricing of the Offering, and on January 30, 2026, the Company issued a press release announcing the closing of the Offering. Copies of such press releases are filed as Exhibits 99.1 and 99.2, respectively, to this Report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated January 28, 2026, between the Company and Lucid Capital Markets, LLC.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Warrant Agreement, dated January 28, 2026, between the Company and Continental Stock Transfer and Trust Company.
10.1	Insider Letter Agreement, dated January 28, 2026, among the Company, its directors and officers and United Acquisition SPAC LLC.
10.2	Investment Management Trust Agreement, dated January 28, 2026, between the Company and Continental Stock Transfer and Trust Company.
10.3	Registration Rights Agreement, dated January 28, 2026, among the Company and certain security holders.
10.4	Private Placement Securities Purchase Agreement, dated January 28, 2026, between the Company and United Acquisition SPAC LLC.
10.5	Private Placement Unit Purchase Agreement, dated January 28, 2026, between the Company and Lucid Capital Markets, LLC and Chardan Capital Markets, LLC.
10.6	Administrative Services Agreement, dated January 28, 2026, between the Company and Globis Capital Management, LP.
10.7	Form of Indemnity Agreement (incorporated by reference to an exhibit to the Registrant’s Form S-1 (File No. 333-291904), filed with the SEC on December 2, 2025).
99.1	Press Release, dated January 28, 2026.
99.2	Press Release, dated January 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED ACQUISITION CORP. I

	By:	/s/ Paul Packer
	Name:	Paul Packer
	Title:	Chief Executive Officer

Date: January 30, 2026

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